U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report( date of earliest event reported):
                                 March 31, 1999


                       INTERNATIONAL FUEL SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


     000-23485                                                  98-0177646
(Commission File No.)                                         (IRS Employer
                                                            Identification No.)


Suite 106
1460 Pandosy St.
Kelowna, British Columbia
Canada                                                            V14 1P3
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code: (250) 868-8445

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Item 2.  Acquisition and Disposition of Assets.

         Effective  March 31, 1999,  International  Fuel  Solutions,  Inc.  (the
"Company") entered into a rescission agreement with FES Innovations, Inc. ("FES"), a privately held British Columbia, Canada corporation, whereby the Company and FES did agree to rescind the previous asset acquisition agreement entered between the aforesaid parties in June 1998. As part of the terms of this rescission, FES and its assigns did agree to tender back into the Company's treasury an aggregate of 21,000,000 "restricted" common shares, representing 67.7% of the Company's then outstanding common stock. FES also agreed to repay certain balances incurred by the Company applicable to the rescission and other related activities of the Company.

         Also effective March 31, 1999, the Company entered into a letter of intent with Mr. Michael Levine, Toronto, Canada ("Levine"), whereby the Company has agreed, in principle, to acquire certain assets owned by Levine, including an electronic commerce web site and the right to the business names, including "Shopshopshopping.com," "Superwebmall.com" and "Greatestmall on earth.com" (the "Assets"). In exchange for the Assets, the Company has agreed to issue 2,500,000 shares of its common stock equal to ownership of approximately 33% of its outstanding shares, in exchange for all of the Assets. In the event this proposed acquisition is successfully consummated, it is anticipated that the Company will change its name to "Shopshopping.com, Inc.", or such other name as may be available and acceptable to Levine and the Company's shareholders.

         The proposed acquisition is subject to satisfaction of certain conditions, including completion of due diligence activities and other matters. If the proposed transaction with Levine is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by Mr. Levine and others designated by him. If these conditions are met, it is expected that the proposed transaction with Levine will close in approximately 10-15 days from the date of this report. However, there are no assurances that the proposed transaction will close on the aforesaid date, or that any unforeseen delay will occur. A copy of the letter of intent between the Company and Levine is attached hereto as Exhibit 2.3 and incorporated herein as if set forth.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

         (c)  Exhibits.

         2.2      Rescission Agreement between the Company and FES
Innovations, Inc.

         2.3 Letter of Intent between the Company and Levine.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERNATIONAL FUEL SOLUTIONS, INC.



                                            By: s/Devinder Randhawa
                                               Devinder Randhawa,
                                               President

Dated:  April 5, 1999


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                       INTERNATIONAL FUEL SOLUTIONS, INC.


                                   EXHIBIT 2.2


                          RESCISSION AGREEMENT BETWEEN

                                 THE COMPANY AND

                              FES INNOVATIONS, INC.


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                                    AGREEMENT

         THIS AGREEMENT, dated this 31st day of March, 1999, by and between INTERNATIONAL FUEL SOLUTIONS, INC., f/k/a LBF CORPORATION, a company incorporated pursuant to the laws of the State of Nevada, with its principal place of business located at Suite 106, 1460 Pandosy St., Kelowna, British Columbia, Canada, V14 1P3 (hereinafter referred to as "IFS") and FES INNOVATIONS, INC., a company incorporated pursuant to the laws of British Columbia, Canada, having its principal place of business located at 303-478 Bernard Ave., Kelowna, British Columbia, Canada V1Y 6N7 (hereinafter referred to as "FES"), who hereby agree as follows:

                                R E C I T A L S:

         WHEREAS, on or about June 19, 1998 the parties hereto did enter into that certain Purchase and Sale Agreement (the "Agreement"), wherein IFS acquired certain of the assets and liabilities of FES in exchange for issuance of an aggregate of 12,500,000 shares of Purchaser's common stock, par value $.001 per share (post forward split); and

         WHEREAS, the parties hereto have concluded that it is in their respective best interests to rescind the Agreement, for FES to redeem its IFS Shares issued pursuant to said Agreement and for IFS and FES to release the other pursuant to the terms and conditions contained hereinbelow; and

         WHEREAS, the parties hereto mutually acknowledge, recognize and agree that IFS has incurred certain costs and expenses, both direct and indirect, arising out of the Agreement and FES has agreed to cause IFS to be reimbursed for such costs and expenses pursuant to the terms and conditions contained hereinbelow; and

         WHEREAS, the parties hereto have undertaken all corporate action necessary to approve this rescission and the terms and conditions contained hereinbelow.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

                                    ARTICLE I
                CLOSING AND CLOSING DATE; EXCHANGE OF AGREEMENTS

         1.1 Closing and Closing Date. The delivery of a Promissory Note by FES in favor of IFS in the principal balance of $93,000 (US), a copy of which is attached hereto and incorporated herein as Exhibit "A" (the "Note"), surrender of applicable IFS Common Stock Certificates (if applicable) and exchange of releases and hold harmless agreements provided in this Agreement shall be consummated on or before March 31, 1999 at such place and time as the parties

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hereto  mutually agree upon. The date and event of the delivery and exchange are hereinafter referred to as the "Closing Date" and the "Closing".

         1.2 Delivery of Note. It is hereby acknowledged by the parties hereto that, as a result of the Agreement, IFS has incurred certain costs and expenses including, but not limited to, legal fees, accounting fees, advisory fees and other related costs and expenses. The parties hereto agree that FES is obligated to repay to IFS these costs and expenses; however, it is difficult, if not impossible, for the parties to ascertain the exact amount of costs and expenses incurred by IFS herein. The parties hereto have agreed, through arms length negotiations, for FES to tender the balance of $93,000 to IFS. However, FES does not presently have sufficient funds available to pay IFS. Therefore, at the Closing on the Closing Date, FES shall deliver an executed original Note in the principal amount of $93,000 (US) to IFS, the terms of which are incorporated herein by reference as if set forth.

                                   ARTICLE II
                                 MUTUAL RELEASES

         2.1 Relinquishment of Claims. At the Closing on the Closing Date, IFS and FES hereby agree to release, relinquish and waive all claims and interest in any and all of the assets of the other, including, but not limited to, tangible and intangible assets, agreements, contracts, equipment, goodwill, hardware, intellectual property, leases, licenses, patents, property, receivables, software, securities, technology and tradename of IFS and FES, as applicable.

         2.2 General Releases. At Closing on the Closing Date, IFS and FES, for themselves and their respective officers, directors, employees, shareholders, agents, representatives, affiliates, predecessors, parent and subsidiary corporations, successors and assigns, shall forever waive, release and discharge the other, including the other party's officers, directors, employees, shareholders, agents, representatives, affiliates, predecessors, parent and subsidiary corporations, successors and assigns, from any and all liabilities, claims, demands, disputes, causes of action, lawsuits, debts, sums of money, advances, loans, payments, covenants, agreements contracts, representations, warranties and damages, whether known or unknown, whether past, present of future, which arise out of or relate to (i) the Agreement; (ii) the issuance of securities by IFS relating to the Agreement; (iii) secondary trading in IFS's securities, if any; and (iv) the cancellation and rescission of the Agreement, except in relation to the Note referenced herein.

                                   ARTICLE III
                            CORPORATE AUTHORIZATIONS

         3.1 IFS Corporate Authorization. IFS covenants, agrees, represents and warrants to FES that, as of the Closing Date, it has

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full  power and  authority  to enter  into  this  Agreement  and the  execution, delivery and consummation of this Agreement have been duly authorized by all necessary actions on its part.

         3.2 FES Corporate Authorization. FES covenants, agrees, represents and warrants to IFS that, as of the Closing Date, it has full power and authority to enter into this Agreement and the execution, delivery and consummation of this Agreement have been duly authorized by all necessary actions on its part.

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 Further Assurances. At any time and from time to time after the date of this Agreement, each and every party hereto shall execute such additional instruments and take such other and further action as may be reasonably requested by any other party to carry out the intent and purpose of this Agreement.

         4.2 Waiver. Any failure on the part of any party hereunder to comply with any of their obligations, agreements or conditions may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

         4.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid, first class, registered or certified mail, return receipt requested, as first set forth above, or such other address as a party may so advise in the future.

         4.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties and relating to the transactions evidenced hereby or the subject matter hereof.

         4.5 Headings. The article and paragraph headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         4.6 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

         4.7 Counterparts. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy

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document.  No party may  raise  the use of a  facsimile  machine  or  telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

         4.8 No Oral Modification. This Agreement may be amended solely in writing, and only after the mutual agreement of the parties affected hereby.

         4.9  Survival  of  Representations,   Warranties  and  Covenants.   The
representations, warranties, covenants and agreements contained herein shall survive the date and execution of this Agreement.

         IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed on the date and year first above written.

                                           INTERNATIONAL FUEL SOLUTIONS, INC.



                                           /s/ Devinder Randhawa
                                               President

                                           FES INNOVATIONS, INC.


                                           /s/ Dale Petersen
                                               President

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                       INTERNATIONAL FUEL SOLUTIONS, INC.



                             EXHIBIT 2.3 TO FORM 8-K


                            LETTER OF INTENT BETWEEN

                         THE COMPANY AND MICHAEL LEVINE


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                       INTERNATIONAL FUEL SOLUTIONS, INC.
                                    Suite 106
                                1460 Pandosy St.
                    Kelowna, British Columbia, Canada V14 1P3

                                 March 22, 1999


Mr. Michael Levine
25 Cavell Ave.
Toronto, Ontario, Canada M4K 1L5

         Re:      Acquisition of Assets by International Fuel
                  Solutions, Inc.

Dear Mr. Levine:

This letter is intended to express the general terms relating to the acquisition of certain assets by International Fuel Solutions, Inc., a Nevada corporation (the "Company") from you, as sole owner of such assets (the "Assets"). The objective of our discussions has been the execution and consummation of applicable, formal Agreement(s) between the Company and yourself (the "Agreements") which, among other things, would provide for the various matters set forth below.

    1. Acquisition of Assets by the Company. The board of directors of the Company has completed an initial evaluation of the business plan, financial statements and other relevant documents related to the Assets and have concluded that an acquisition of the Assets (more fully described in Exhibit "A" attached hereto and incorporated herein as if set forth) by the Company, whereby the Company would issue shares of its common stock equal to ownership of 33% of its outstanding shares, in exchange for all of the Assets would be in the best interest of both companies. It is the intent of the parties hereto that, if possible, the proposed transaction described herein be effected on a "tax-free" basis pursuant to the Internal Revenue Code of 1986, as amended and the applicable laws of both British Columbia and Canada.

    2.       Terms of Acquisition.

             (A) Company Capitalization. The Company's total authorized capital stock consists of 25,000,000 shares of Preferred Stock, par value $0.001 per share, and 50,000,000 shares of Common Stock, par value $0.001 per share. As of the date hereof there are 5,000,000 common shares of the Company issued and outstanding. There are no preferred shares issued or outstanding.

             (B) Special Board and Shareholder Meetings. Prior to Closing, the Board of Directors of the Company will call a special meeting of the Board of Directors and shareholders (if deemed necessary pursuant to the laws of the State of Nevada) for the purposes of: (a) ratifying the transaction proposed herein; (b)

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Mr. Michael Levine
March 22, 1999
Page 2

amending the Company Articles of Incorporation, to change the name of the Company to "Shopshopping.com, Inc.", or such other name as may be available and acceptable to you; (c) undertaking any additional amendments to the Company Articles of Incorporation reasonably requested by yourself and acceptable to the Company's Board of Directors.

             (C) Officers and Directors. At Closing, the present officers and directors of the Company shall deliver to the Company their respective letters of resignation, along with certified minutes of the Company Board of Directors accepting such resignation and appointing to the Company Board those persons designated by you to be officers and directors of the surviving entity herein.

    3. Financial Condition of the Company. Except as provided herein, as of the Closing Date, the Company balance sheet will reflect no assets or liabilities.

    4.       Conditions to Closing.

             (A) Closing. The Closing of the transaction proposed herein shall take place as soon as practical after the Company's Board of Directors has approved the terms included herein, the Company's shareholders have adopted those amendments to the Company's Articles of Incorporation and you approve the terms included herein and in such definitive agreements as may be applicable to the transaction contemplated herein. The Closing shall take place in Aurora, Colorado at the offices of legal counsel for the Company, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

             (B) To Be Provided by Michael Levine. At Closing, or as soon thereafter as the parties hereto may so agree, you shall provide to the present Board of Directors of the Company the following:

             i) a financial audit of the Assets, which shall be prepared in accordance with Generally Accepted Accounting Principles and provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to the Company by FES prior to Closing;

             ii) an investment letter in a form acceptable to counsel to the Company, duly executed by you and all other owners of

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Mr. Michael Levine
March 22, 1999
Page 3


             the Assets (hereinafter the "Seller"), acknowledging that the Seller is selling the Assets in exchange for 2,500,000 common shares of the Company common stock, that such shares to be acquired by the Seller is solely for his account and for investment and he has no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof; and

             (iii) such other documentation as is reasonably requested by the Company and which is customarily delivered in transactions of the kind described herein.

             (C) Non-Delivery. Failure by the Seller to provide those items described hereinabove, or failure of said audit to confirm the financial condition of the Assets as represented herein or otherwise to the Company, shall render this proposed transaction voidable at the discretion of the present Board of Directors of the Company. For purposes herein, any deviation in excess of 10% shall be construed as conforming with the financial condition of the Assets.

             (D) Representations of the Company. The Company hereby represents that, as of the Closing date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 10-K, 10-KSB, 10-Q and/or 10-QSB.

    5. Default. In the event the Seller fails to perform pursuant to Paragraph 4, above, or close the transaction without the fault of the Company, the Seller shall be responsible for payment of all reasonable costs incurred by the Company, including but not limited to attorneys fees, due diligence costs and such other costs as may be incurred directly relating to this proposed transaction. Otherwise, each party hereto shall be responsible for payment of their own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not this transaction is consummated.

    6. Confidentiality. Upon the signing of this Letter of Intent, the Company and the Seller will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information), obtained concerning the other's

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Mr. Michael Levine
March 22, 1999
Page 4


operations, assets and business.

    7. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been paid and further, shall indemnify and hold harmless the other party from such obligation.

    8. Counterparts Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

    9. Jurisdiction. It is the intention of the parties that the laws of the State of Nevada govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

    10. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. any such notice shall be deemed to be given three (3) days after deposited in the U.S. mail.

    11. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

    12. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

If the foregoing accurately reflects your understanding of the

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Mr. Michael Levine
March 22, 1999
Page 5


terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

INTERNATIONAL FUEL SOLUTIONS, INC.


By: /s/ Devinder Randhawa
      Devander Randhawa, President

APPROVED AND ACCEPTED this 31st day of March, 1999.



/s/ Michael Levine
Michael Levine



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